 DAVID LI PRESIDENT AND CHIEF EXECUTIVE OFFICER

   The information contained in and discussed during this presentation may include “forward-looking statements” within the meaning of federal securities regulations. These forward-looking statements involve a number of risks, uncertainties, and other factors, including those described in Cabot Microelectronics’ filings with the Securities and Exchange Commission (SEC), which could cause actual results to differ materially from those described by these forward-looking statements. Cabot Microelectronics Corporation assumes no obligation to update this forward-looking information. USE OF CERTAIN GAAP AND NON-GAAP ADJUSTED PRO FORMA FINANCIAL INFORMATIONThis presentation includes certain adjusted pro forma measures that are considered non-GAAP by the SEC. The presentation of non-GAAP adjusted pro forma information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with U.S. GAAP. Reconciliations of non-GAAP measures to their most comparable GAAP measures are included in an appendix to this Investor Day presentation to be provided as an exhibit to the related current report on Form 8-K filed today.  SAFE HARBOR STATEMENT  ©2019 Cabot Microelectronics Corporation  2

TODAY'S PRESENTERS



DAVID LI
PRESIDENT,
CHIEF EXECUTIVE OFFICER

24 years of industry experience, 20 years with CMC

President and CEO since 2015

Asia Pacific Vice President from 2008 to 2014

B.S., Chemical Engineering, Purdue University; M.B.A., Northwestern University



DR. DANIEL WOODLAND
VICE PRESIDENT AND PRESIDENT, ELECTRONIC MATERIALS

20 years of industry experience

VP and Chief Marketing and Operations Officer from 2015 to 2019

Global Business Director, Dielectrics from 2009 to 2014

B.S. Physics, University of California, Berkeley; Ph.D., University of Maine



DR. ANANTH NAMAN
VICE PRESIDENT, ASIA PACIFIC, CHIEF TECHNOLOGY OFFICER

20 years of industry experience

VP and Chief Technology Officer since 2015

VP of Research and Development from 2011 to 2015

Prior to joining CMC in 2005, was a R&D leader at Honeywell International and Seagate Technology

B.S., M.S. and Ph.D, University of Florida



DR. JEFFREY DYSARD
VICE PRESIDENT AND PRESIDENT, PERFORMANCE MATERIALS

20 years of industry experience

General Manager of CMP Slurries from October 2017 and CMP Pads from October 2015

Prior to joining CMC in 2004, was a scientist at ExxonMobil

B.S., Chemistry, University of Chicago; Ph.D., University of California, Berkeley



SCOTT BEAMER
VICE PRESIDENT, CHIEF FINANCIAL OFFICER

22 years of industry experience

CFO of Stepan Company from 2013 to 2018

16 years at PPG Industries, including CFO and Director of Finance, Europe from 2008

B.S. Accounting, Bloomsburg University; M.B.A., University of Pittsburgh

3
©2019 Cabot Microelectronics Corporation
Cabot Microelectronics

 Consumables based business focused on electronic materials with industry leading positions  Quality and innovation leader serving virtually all semiconductor manufacturers in the world  Strong participation in high-growth markets  Demonstrated track record of growth above industry and expanding profitability   Superior financial performance, strong free cash flow generation and focus on creating shareholder value  CABOT MICROELECTRONICS BUILDING STRATEGIC VALUE    $1.1B LTM PRO FORMA REVENUE 31% LTM ADJUSTED EBITDA MARGIN  Note: LTM Pro Forma is through FY19 Q2  ©2019 Cabot Microelectronics Corporation  4

 TOTAL SHAREHOLDER RETURN  CCMP TOTAL RETURN VS. S&P 500  SINCE 2016, CMC HAS DELIVERED SIGNIFICANT TOTAL SHAREHOLDER RETURN AND HAS CONSISTENTLY OUTPERFORMED THE S&P  *  *As of June 6, 2019  5

WHO WE ARE

OUR MISSION

Create value by delivering high-performing and innovative solutions that solve our customers' challenges

OUR VISION

With great people all over the world, we will:

- Grow our company faster than the market
- Develop, enhance and leverage our technology leadership
- Focus on the most important opportunities
- Engage in broad and deep collaboration
- Act with urgency, balancing speed with stability

OUR CULTURE

Focused on:

- Safety and sustainability
- Driving results
- Agility and innovation



6 ©2019 Cabot Microelectronics Corporation

Cabot Microelectronics

COMPANY HISTORY



1995
The Microelectronics Materials Division of Cabot Corporation is established

2000
APRIL
Initial Public Offering

Cabot Microelectronics



2002
MARCH
Opens R&D Center in Aurora, IL

2005
OCTOBER
Opens Asia Pacific Technology Center in Geino, Japan



QED

2006
JUNE
Acquires QED Technologies

2008
OCTOBER
Opens global pads manufacturing center in Aurora, IL





2009
FEBRUARY
Acquires Epoch Material, Taiwan

2011
AUGUST
Opens R&D and manufacturing facility in South Korea

DECEMBER
Announces leveraged recapitalization with a significant special cash dividend



2013 - 2017
Receives five consecutive Supplier Continuous Quality Improvement awards from Intel, the most prestigious award for Intel suppliers

2015
OCTOBER
Acquires NexPlanar Corporation



2016
JANUARY
Announces initiation of quarterly cash dividend program

2017
JANUARY
Increases quarterly cash dividend by 11%

2018
MARCH
Announces new Capital Deployment Program and doubles quarterly cash dividend

NOVEMBER
Acquires KMG Chemicals, Inc.



KMG

~1,900 Employees
19 Global Locations

7
©2019 Cabot Microelectronics Corporation
Cabot Microelectronics

STRATEGIC BENEFITS
OF KMG ACQUISITION

- Total value of $1.5 Billion
- Transformative transaction, doubling our revenue
- Expanded portfolio to include leading positions in high-growth industries
- Strong financial metrics with significant value creation

GROWS OUR CORE BUSINESS
acquisition of industry-leading electronic materials consumables business

LEVERAGES EXISTING CHANNELS
to market and extends offering to customer base

FINANCIALLY COMPATIBLE
with robust, sustainable growth drivers and strong free cash flow generation

ADDS ATTRACTIVE PERFORMANCE MATERIALS BUSINESSES
with significant organic growth opportunities

8
©2019 Cabot Microelectronics Corporation
Cabot Microelectronics

 80%ELECTRONICMATERIALSCMP SlurriesCMP PadsElectronic Chemicals  20%PERFORMANCEMATERIALS   Provides essential products that constitute a small portion of our customers’end product cost  PORTFOLIOOVERVIEW  ©2019 Cabot Microelectronics Corporation  9

     FY20-FY24Wafer Starts Growth: 4%-6% CAGREstimated CMC EM Revenue Growth: 1% to 2% above industry*  CMC HISTORICALREVENUE  Revenue is highly correlated to wafer starts  Broad exposure across all types of devices, particularly memory  Increasing complexity of semiconductor devices requiring new solutions with more usage intensity  Emerging applications such as 5G, AI, IoT, HPC and VR  2000  2002  2004  2006  2008  2010  2012  2014  2016  2018  2020  2022  2024  Source: IC Insights and company information  *Based on current estimated semiconductor industry growth outlook  ©2019 Cabot Microelectronics Corporation  10  WAFER STARTS VOLUME  GROWTH DRIVERSELECTRONIC MATERIALS (EM)

 GROWTH DRIVERSPERFORMANCE MATERIALS (PM)  ⌃  Growing oil production in the United States  ⌃  Increased Drag Reducing Agents (DRAs) adoption  ⌃  Aging pipeline infrastructure and new pipeline construction  ⌃  Steadily rising industrial energy costs  ⌃  International expansion opportunities    FY20-FY24Estimated Average Annual PM Revenue Growth Rate: 8% to 10%  11

 DR. DANIEL WOODLANDVICE PRESIDENT AND PRESIDENT, ELECTRONIC MATERIALS

 KEY TAKEAWAYS  FY20-FY24Estimated Average Annual Revenue Growth Rate 5% to 7%*  ©2019 Cabot Microelectronics Corporation  13  *Based on current estimated semiconductor industry growth outlook          Industry growth with increasing need for logic and memory chips  Long term outlook for materials is positiveas demand continues to strengthen   Innovation leader, developing solutions for our customers’ most advanced challenges  World class quality systems and supply chain excellence for CMP Consumables and Electronic Chemicals

 ELECTRONIC MATERIALS VISION  The preferred and preeminent supplier of high performing materials  GROW FASTER THAN MARKET WITH BEST IN CLASS PROFITABILITY  BE THE ROLE MODEL OF INTEGRITY, QUALITY & INNOVATION      CONFIDENTIAL UNTIL 6/18  ©2019 Cabot Microelectronics Corporation  14

HOW WE WILL ACCOMPLISH THIS

1 **CUSTOMER FOCUS**
To get there we need to maintain an unrelenting focus on our customers needs

2 **INNOVATION LEADERSHIP**
Lead the materials space in innovation

3 **OPERATIONAL EXCELLENCE**
Be the quality benchmark, leading the industry in all aspects of operational excellence


CUSTOMER FOCUS
INNOVATION LEADERSHIP
OPERATIONAL EXCELLENCE

15 ©2019 Cabot Microelectronics Corporation

Cabot Microelectronics

ELECTRONIC MATERIALS OVERVIEW

LTM PRO FORMA
SEGMENT REVENUE
$891M

REVENUE BY BUSINESS UNIT


CMP Pads
Electronic Chemicals
CMP Slurries

REVENUE BY REGION


China
South East Asia
Europe
Taiwan
North America
Japan
Korea

Note: LTM Pro Forma is through FY19 Q2

16 ©2019 Cabot Microelectronics Corporation

   ADVANCED LOGIC AND FOUNDRY     ADVANCED MEMORY  LEGACY LOGIC AND ANALOG  BROAD PRODUCT PORTFOLIO, SERVING A RANGE OF APPLICATIONS AND TECHNOLOGY NODES  SERVING ALL CUSTOMERS GLOBALLY  ©2019 Cabot Microelectronics Corporation  17

SEMICONDUCTOR FABRICATION
PROCESS OVERVIEW

Implant

KMG
- Acids
- Solvents
- Bases

Etch / Clean / Dry

KMG
- Custom blends
- Performance products
- Oxidizers

Deposition

Our solutions help enable the manufacture of semiconductor devices

Chemical Mechanical Planarization

KMG
- Base chemistry materials

Cabot Microelectronics **Slurries** + Cabot Microelectronics **Pads**



FORCE
SLURRY FEED
SLURRY
PAD
WAFER CARRIER
WAFER
PLATEN


BEFORE CMP


AFTER CMP

Photolithography

KMG
- Adhesion promoters
- Developers
- Edge bead removers
- Photoresist solvents
- Photoresist strippers

18
©2019 Cabot Microelectronics Corporation

Cabot Microelectronics

   PC & INTERNET  GROWTH DRIVERS OF IC DEMANDEND USE DRIVERS FOR THE IC INDUSTRY  2000  ONE PC PER HOUSEHOLD  ©2019 Cabot Microelectronics Corporation  19  PC era demanded new processor technology on a regular cadence

     PC & INTERNET  MOBILE  Mobile demanded new processors, several other new function chips and advances in memory technology  GROWTH DRIVERS OF IC DEMANDEND USE DRIVERS FOR THE IC INDUSTRY  2000  ONE PC PER HOUSEHOLD  ONE MOBILE DEVICE PER PERSON  2010  ©2019 Cabot Microelectronics Corporation  20

GROWTH DRIVERS OF IC DEMAND

END USE DRIVERS FOR THE IC INDUSTRY

- The emerging applications of the Data Centric Environment require a wide range, and large quantity of chips to deliver the myriad functions and applications being designed

PC & INTERNET

MOBILE

DATA CENTRIC AND ARTIFICIAL INTELLIGENCE

Big Data
Virtual / Augmented Reality
Internet of Things
Artificial Intelligence
Autonomous Vehicles

2000 — **2010** — **2016** — **2020** →

ONE PC PER HOUSEHOLD

ONE MOBILE DEVICE PER PERSON

100's OF CHIPS PER HOUSEHOLD?
1000's OF CHIPS PER FACTORY?
HOW MANY CHIPS PER CITY?

21
©2019 Cabot Microelectronics Corporation
Cabot Microelectronics

 Overall consumable demand trends with customer production volume (wafer starts)Long term, wafer starts growth rate indicates a continued healthy environment for consumable demand  IC UNITS, WAFER STARTS AND MATERIALS DEMAND    IC Units (B)  Wafer Starts (M)   Source: IC Insights and company information  ©2019 Cabot Microelectronics Corporation  22

 Process complex integration designsDrive manufacturing efficiencies Meet tightening performance demands as process steps increasePlanarize new and complicated materials  CMP CONSUMABLESMARKET DEVICE SEGMENT  Strong R&D investments and collaboration provide Advanced Memory and Logic customers with innovative solutions to:    Slurries    Pads  Wafer Starts   Source: IC Insights and company information  ©2019 Cabot Microelectronics Corporation  23

CMP CONSUMABLES
MARKET DEVICE SEGMENT

All of our customers, both advanced and legacy, rely on our solutions that deliver:

- Best-in-class performance
- Innovative materials focused on improving total cost of ownership
- The highest standards for quality and reliability
- Supply chain excellence
- Fast and local service and support for issue resolution



2018 ESTIMATED TOTAL MARKET
39%
32%
29%
Memory
Advanced Logic ≤ 45nm
Mature/Legacy Logic ≥ 45nm
Slurries
Pads

Source: Company information

24
©2019 Cabot Microelectronics Corporation

   Strategically positioned our business to address rapid growth and increased complexity of memory devicesPartnered with leading customers to develop materials that enable advanced memory device manufacturingIncreased device complexity drives additional demand for our materials  POSITIONED FOR CONTINUED GROWTH IN MEMORY  CMC is #1 in tungsten slurries    Tungsten    Non-Tungsten  NUMBER OF CMP STEPS    Source: Company information  ©2019 Cabot Microelectronics Corporation  25

   CMP CONSUMABLES COMPETITIVE ADVANTAGE  Areas of highest growth and largest customer needs where we can differentiate through innovation, quality and operational excellenceOur experience, breadth of products, and global resources provide smaller customers with worry free solutionsCMC’s product portfolio provides the greatest breadth and depth of CMP Consumables ProductsOur scale allows us to utilize a wide range of R&D talents to address customer challenges  CMC’s unrivaled breadth of solutions allows us to participate in essentially all CMP applications  ©2019 Cabot Microelectronics Corporation  26

ELECTRONIC CHEMICALS OVERVIEW

- Specializing in the purification, formulation, blending and packaging of value-added chemicals used throughout the semiconductor manufacturing process
- Electronic Chemicals are used in all nodes of semiconductor production as well as in some smaller ancillary markets
- The High Purity Process Chemicals (HPPC) sector is estimated at $1.5B
- HPPC products contribute ~2/3 of our Electronic Chemicals sales
- The remaining products go into a range of formulated products used for different market applications
- Leader in North America and Europe, with a growing presence in Southeast Asia


HPPC
$1.5B
Pads and
Slurries
$2B
Global Semiconductor Fab Materials
$12B

Source: Company information

27
©2019 Cabot Microelectronics Corporation

POSITIONED FOR GROWTH

- Increasing device complexity requires additional manufacturing steps and drives higher demand for our materials
- As application nodes advance, increased purity and contamination controls are essential to avoid customer defects
- The requirements for high purity, contaminant and particle free chemicals demand quality and analytical innovation

CMC has the talent and scale to meet these challenges

LOGIC PROCESS STEPS


1500
1200
900
600
300
0
28nm
10nm
5nm
Cleaning Steps
Other Steps
CLEANING STEPS:
25~30% of total semiconductor process steps

Source: Company information

ALLOWABLE 20 NM PARTICLES/ML CHEMICALS


8
6
4
2
0
2015
2016
2017
2018
2019
2020
2021
2022

Source: Semiconductor Engineering

Cabot Microelectronics

28
©2019 Cabot Microelectronics Corporation

ELECTRONIC CHEMICALS
COMPETITIVE ADVANTAGE

WE OFFER:

- Customization
- Bulk to bottle packaging
- Insourced and outsourced products
- Chemical management
- Third party logistics
- Advanced analytical capabilities

Full breadth of products, advanced capabilities and quality to meet customer needs

CMC is providing complete solutions to meet our customers' most challenging problems



Specific and Varying Packaging Requirements
Formulated Products & Customs
BULK TO BOTTLE
Bulk Acids/Base
Bulk Solvents
BREADTH AND SCALE OF PRODUCT PORTFOLIO

29 ©2019 Cabot Microelectronics Corporation

Cabot Microelectronics

ELECTRONIC MATERIALS
WELL POSITIONED FOR FUTURE GROWTH

Customers manufacturing at new nodes

More Steps + Narrow, more complicated, sensitive structures + New Materials + New Processes

Customers' challenges increase at new nodes:

- Extreme yield sensitivity
- Tighter quality control needs
- Robust supply chain management
- Fast issue resolution
- Enhanced and innovative analytical testing
- Continuously improving performance
- Maximized throughout to lower capital investments
- Overall cost of ownership reduction
- Elimination of defects


Our strengths uniquely position us to address our customers' challenges and support their future growth

- Breadth of products
- Global presence / local support expertise
- Leverageable R&D capabilities
- Quality leadership
- Supply chain robustness and business continuity planning

30 ©2019 Cabot Microelectronics Corporation

         Industry growth with increasing need for logic and memory chips  Long term outlook for materials is positiveas demand continues to strengthen   Innovation leader, developing solutions for our customers’ most advanced challenges  World class quality systems and supply chain excellence for CMP Consumables and Electronic Chemicals  KEY TAKEAWAYS  FY20-FY24Estimated Average Annual Revenue Growth Rate 5% to 7%*  ©2019 Cabot Microelectronics Corporation  31  *Based on current estimated semiconductor industry growth outlook

 DR. ANANTH NAMANVP, ASIA PACIFIC, AND CHIEF TECHNOLOGY OFFICER

         Global R&D team delivering an unmatched breadth of CMP solutions  Focused and effective R&D innovation supports revenue growth  Industry leading tungsten slurry portfolio built on key elements of R&D foundation  Next generation pads and slurriesco-designed to deliver breakthrough performance  KEY TAKEAWAYS    ©2019 Cabot Microelectronics Corporation  33

 34  GLOBAL R&DKEY FACTS & FIGURES  250+ Global staff of Scientists, Engineers, Research Associates  50% Staff with advanced degrees (Masters & Ph.D.)  1300+ Issued and active world-wide patents  3 Cleanrooms to support IC related development  ©2019 Cabot Microelectronics Corporation  34

DISCIPLINED
AND EFFECTIVE R&D

- Employing a disciplined portfolio management approach, we have managed R&D expenditures to approximately 9% of revenue in FY18
- Products introduced over the previous 5 years (vitality index) made up 29% of FY18 revenue
- Record revenue achieved in FY18


$590M
$425M
25%
29%
14%
9%
600
500
400
300
200
100
0
40%
35%
30%
25%
20%
15%
10%
5%
0%
Revenue, Expenditures ($M)
FY14
FY15
FY16
FY17
FY18
Revenue ($M)
Vitality (%)
R&D Expense / Revenue (%)

35
©2019 Cabot Microelectronics Corporation

Cabot Microelectronics

RESEARCH AND DEVELOPMENT
KEYS TO SUCCESS


CUSTOMER FOCUS
QUALITY
TECHNOLOGY LEADERSHIP

Customer Focus
- Targeted Engagements
- Custom Tailored Solutions
- Global R&D Footprint

Quality
- Supply Chain Investment
- Design for Robustness
- Analytical Method Development

Technology Leadership
- 25+ Years of Institutional Knowledge
- Diverse Abrasive Toolbox
- Corporate Commitment to R&D

36
©2019 Cabot Microelectronics Corporation
Cabot Microelectronics

 New Chip Designs Require Introduction of Customized Solutions  SUCCESS STORY:CLEAR LEADERSHIP IN TUNGSTEN  Introducing new abrasives based slurry platforms to meet the performance requirements of our customersIncreasing tungsten product portfolio to over 40 product platformsRevenue nearly tripled  Over the past 15 years, our focus on customer intimacy, technology leadership and quality have led to:   ©2019 Cabot Microelectronics Corporation  37

FUTURE
IS BRIGHT

- Advanced chip designs in both logic and memory segments expected to require more CMP steps
- CMC's technology investments deliver advanced solutions designed to deliver differentiated and optimized performance



Abrasives
Chemistry
Technology Leadership Delivers
Lab Tools
Advanced Analytical Methods

SOLUTIONS THAT PROVIDE BREAKTHROUGH PERFORMANCE



Total defects post CMP
45nm
28nm
Next Generation
CMC Slurries/Pads

38
©2019 Cabot Microelectronics Corporation

Cabot Microelectronics

         Global R&D team delivering an unmatched breadth of CMP solutions  Focused and effective R&D innovation supports revenue growth  Industry leading tungsten slurry portfolio built on key elements of R&D foundation  KEY TAKEAWAYS    ©2019 Cabot Microelectronics Corporation  39  Next generation pads and slurriesco-designed to deliver breakthrough performance

 DR. JEFFREY DYSARDVICE PRESIDENT AND PRESIDENT, PERFORMANCE MATERIALS

KEY TAKEAWAYS

- **Consumables based products with high customer retention**
- **Recognized leader in participating industries**
- **Provide critical materials to the industries we serve**
- **Close partnership with customers to deliver differentiated solutions**
- **Attractive financial metrics and strong free cash flow generation**

FY20-FY24
Estimated Average Annual Revenue Growth Rate

8% to 10%

41 ©2019 Cabot Microelectronics Corporation

Cabot Microelectronics

 LTM PRO FORMASEGMENT REVENUE$209M  REVENUE BY BUSINESS UNIT  REVENUE BY REGION  Other  Pipeline Performance  Other  North America  Note: LTM Pro Forma is through FY19 Q2  ©2019 Cabot Microelectronics Corporation  42  PERFORMANCE MATERIALS OVERVIEW

 LEADING POSITION A leading supplier of drag reducing agents (DRAs), valve lubricants, cleaners and sealants VALUE-ADDED PRODUCTS AND SERVICESSpecialty products that optimize pipeline efficiency, lower operating costs and enhance safety; also provide valve maintenance and safety training services SMALL PORTION OF CUSTOMERS’ COSTProducts are critical to performance and safety, but represent a minimal portion of overall operating costs; consumption has not been correlated to oil prices         Leading provider of performance products to midstream oil and gas        ©2019 Cabot Microelectronics Corporation  43  PIPELINE MATERIALS, VALVE PRODUCTS & SERVICES

 DRAG REDUCINGAGENTS(DRAs)  CMP SLURRIES  Customer intimacy plus CMC technical capabilities leads to world class supply capability  Both applications require high quality slurries for critical performance needs  Particles formulated in fluid utilizing similar concepts  Experience in scaling business will be necessary for continued growth in DRAs  CMC core competencies in chemistry, formulation, and materials quality accelerate business growth  SIMILARITIES BETWEEN CMP SLURRIES AND DRAs  PERFORMANCE MATERIALS OVERVIEW  ©2019 Cabot Microelectronics Corporation  44

     Fluid molecules  Turbulent Flow    Orderly flow with DRAs    Drag in pipelines is caused by turbulent liquid flow  Increased turbulence can lead to energy loss and reduced throughout of a pipeline  DRAs reduce drag throughout the turbulent fluid core  The additives align turbulent fluid molecules to linearize the flow patterns  DRA polymers have no effect on the composition of crude oil and refined products                                        DRAs  DRAs are injected at multiple points along a pipeline  DRAs OPTIMIZE PIPELINE FLOW  ©2019 Cabot Microelectronics Corporation  45

HIGHLY STABLE CONSUMABLES BASED BUSINESS MODEL

COMPELLING ECONOMIC BENEFITS OF USING DRAs

- Increase in throughout
- Lower electricity costs
- Safety improvements
- Pipeline integrity/regulatory
- Low cost

COMPELLING ECONOMIC BENEFITS OF USING DRAs


$450 k
($6.30/bbl)
x
(72k bbls/d)
~$165 k
+26k
bbls/d
36% Capacity
Increase
~($25 k)
Incremental Daily
DRA Cost
$590 k
PRE-DRA DAILY REVENUE
INCREMENTAL DAILY REVENUE
INCREMENTAL DAILY COST
POST-DRA NET REVENUE

Source: Company information

Results in over **$50 million of customer net incremental revenue potential** annually

(Illustrative Customer Experience)

46 ©2019 Cabot Microelectronics Corporation

 U.S. SHALE UPSTREAM PRODUCTION  47  U.S. Crude production forecasted to reach 14MM+ b/d (2019 EIA annual energy outlook)  Increases in domestic crude production expected to continue to be primarily driven by the Permian basin where takeaway capacity is extremely tight  U.S. projected as net exporter of crude oil by 2020 according to 2019 EIA annual energy outlook  Source: U.S. Energy Information Administration   PIPELINE MILEAGE INCREASING GLOBALLY  (Miles in thousands)  Million barrels per day  6543210  2000 2010 2020 2030  2018History Projections  SouthwestGulf CoastNorthern Great PlainsRocky MountainsMidcontinentEastWest Coast  Source: Company information                 2021E   2023E   2025E  2019E   2017A  U.S. OIL PRODUCTION BY REGION   ©2019 Cabot Microelectronics Corporation  47                          361  382  405  432  461

 INTERNATIONAL OPPORTUNITES  Worldwide oil production to continue increasing led by OPEC, U.S., and RussiaPipelines to increase throughout with current assets and investing in OpEx, including DRAsChina and India showing consistent increase in energy demand  CHANGE IN TOTAL OIL SUPPLY 2018 - 2024  Source: International Energy Agency  45%40%35%30%25%20%15%10%5%0%  2000  OPEC  U.S.  Russia  U.S. Crude  Saudi Arabia  2010  2020  2030  ©2019 Cabot Microelectronics Corporation  48  543210-1-2  U.S.  Brazil  Iraq  Norway  UAE  Guyana  Iran   Venezuela  Million barrels per day

DRAs
GROWTH DRIVERS

CRUDE PIPELINES

- Existing infrastructure cannot transport current production volume
- New infrastructure is being designed with DRA use in mind

GATHERING SYSTEMS

- Expanding application for Flowchem (5 new customers in 2018/2019)

VESSEL LOADING

- Expanding application for Flowchem



49
©2019 Cabot Microelectronics Corporation

VALVE PRODUCTS AND SERVICES

- Valve products and services supplies across the entire oil & gas value chain
- The only full service valve products and service provider
- Currently a fragmented market with potential consolidation opportunity

VAL·TEX

Sealweld®

MANUFACTURED PRODUCTS

- Greases
- Injection pumps
- Injection fittings

SERVICES AND TRAINING

- Pre-installation
- Maintenance
- Asset preservation
- Education and consulting services

50 ©2019 Cabot Microelectronics Corporation

Cabot Microelectronics

KEY TAKEAWAYS

- **Consumables based products with high customer retention**
- **Recognized leader in participating industries**
- **Provide critical materials to the industries we serve**
- **Close partnership with customers to deliver differentiated solutions**
- **Attractive financial metrics and strong free cash flow generation**

FY20-FY24
Estimated Average Annual Revenue Growth Rate

8% to 10%

51 ©2019 Cabot Microelectronics Corporation

 SCOTT BEAMERVICE PRESIDENT AND CHIEF FINANCIAL OFFICER

KEY FINANCIAL TAKEAWAYS

STRONG FINANCIAL PERFORMANCE

- Revenue growth well above industry in FY17 and FY18
- Expanded gross margins while controlling costs, resulting in operating leverage and strong free cash flow
- Continue to expect to grow faster than industry and improve profitability

INVESTING IN GROWTH

- Ongoing investment in key growth areas in Electronic Materials and Performance Materials segments
- Increasing capital expenditures in FY20 and FY21 to support organic growth opportunities

RETURNING CASH TO SHAREHOLDERS

- More than doubled quarterly dividend in FY18 to current rate of $49M annually (currently $1.68/share)
- Spent $44M on share repurchases in FY18
- Planning to pay ongoing and increasing dividends and repurchase shares opportunistically

FOCUS ON DELEVERAGING

- Targeting 2x Net Debt/EBITDA by the end of FY20

53
©2019 Cabot Microelectronics Corporation
Cabot Microelectronics

PROVEN PERFORMANCE



$430
$507
$590
FY16
FY17
FY18

16% INCREASE IN FY18

REVENUE GROWTH

- Volume growth
- Mix improvement



24.1%
27.1%
32.2%
$104
$137
$190
FY16
FY17
FY18

38% INCREASE IN FY18

ADJUSTED EBITDA & ADJUSTED EBITDA MARGIN

- Gross margin expansion
- Control of operating expenses



$2.68
$3.56
$5.22
FY16
FY17
FY18

47% INCREASE IN FY18

ADJUSTED EPS

- Revenue growth
- Margin expansion
- Operating leverage

54
©2019 Cabot Microelectronics Corporation

Cabot Microelectronics

FREE CASH FLOW
GENERATION

- Increased free cash flow by 23% in FY18
- Positive free cash flow generation during the recession in FY08-FY09 and FY11- FY12 down cycle
- Expect KMG acquisition to be accretive to cash flow in FY19, excluding acquisition-related expenses

FREE CASH FLOW



$160M
$120M
$80M
$40M
$0
FY16
FY17
FY18

~120% average free cash flow conversion over the past three years

Note: Free cash flow is operating cash flow less capital expenditures. Free cash flow conversion is free cash flow divided by net income.

55 ©2019 Cabot Microelectronics Corporation

 HISTORICAL CASH DEPLOYMENT FY14 – FY18  CAPITAL DEPLOYMENT  INTERNAL INVESTMENTS Invest in growth and cost improvement opportunities, resulting in increased spending in FY20-FY21  DIVIDENDSPay ongoing and increasing dividends  M&AUtilize the balance sheet to execute opportunistic M&A that meets strategic objectives  SHARE REPURCHASESRepurchase shares, balanced with deleveraging goals and other priorities          ORDER OF PRIORITY    FUTURE CASH DEPLOYMENT PRIORITIES  DIVIDENDS   13%  SHARE REPURCHASES  40%  CAPEX  19%  M&A  28%  ©2019 Cabot Microelectronics Corporation  56

CAPITAL EXPENDITURES

FY18	**$21M (CMC) $24M (KMG)**
FY19	**ESTIMATED $45M-$55M**
FY20 - FY21	**ESTIMATED ~$100M/YR**
FUTURE EXPECTATIONS	**~$50M AFTER FY21**

INVESTING IN FUTURE GROWTH
FY20 - FY21



Performance Materials
IT
Electronic Materials

57 ©2019 Cabot Microelectronics Corporation

 Financially compatible with our current business model  Leverages existing channels to market and extends customer base  Provides adjacent technologies that add additional value to existing customers  Applies core capabilities to new markets outside of semiconductor industry  M&A PRINCIPLES  STRENGTHENING OUR CORE MATERIALS BUSINESSESSTRONG PREFERENCEFOR ELECTRONIC MATERIALS  ©2019 Cabot Microelectronics Corporation  58

DISCIPLINED
ACQUISITION PRACTICES

2009
EPOCH Material
Kaohsiung, Taiwan

Added a leading supplier of copper CMP slurries

2018
KMG Chemicals
Ft. Worth, Texas

Expanded Electronic Materials business, increasing product offering, scale and depth

Provides opportunity to increase touchpoints with customers

Added portfolio of pipeline performance products

2006
QED Technologies
Rochester, NY

Leading supplier of polishing technology for high precision optics

Increased sales from $12M in 2006 to over $30M currently

2015
NexPlanar
Hillsboro, Oregon

Polishing pads with differentiated materials and formulations, resulting in superior characteristics

Increased sales from $22M in 2015 to approximately $70M currently

59 ©2019 Cabot Microelectronics Corporation

Cabot Microelectronics

 Currently on track to achieve announced target of $25M in annual run-rate synergies within 2 years Actions taken through April are expected to deliver $20M in annual run-rate or 80% of the targetDelivered $3.5M to P&L in FY19 Q2   DELIVERING SYNERGIES POST KMG ACQUISITION  Target $25M   Back Office and Support Functions  Duplicative Public Company Costs  Other General and Administrative Costs  ©2019 Cabot Microelectronics Corporation  60

DELEVERAGING
FOLLOWING KMG ACQUISITION

- Growing EBITDA and prepaying debt
- ~3x Net Debt/EBITDA after KMG acquisition
- Prepaid $100M through April 2019
- Targeting 2x Net Debt/EBITDA by the end of FY20



TIME OF ACQUISITION
TARGET FY20
Borrowed ~$1.1B to finance KMG acquisition
Prepaying debt
Pro Forma FY18 EBITDA of $311M
Growing EBITDA
~3x
~2x

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©2019 Cabot Microelectronics Corporation

 FY19 Q3 UPDATE    Electronic Materials Revenue  Approximately flat*     Performance Materials Revenue  Up mid single digit %*     Total Revenue  Approximately flat to up low single digit %*    FINANCIAL GUIDANCE  *Based on sequential changes compared to FY19 Q2  ©2019 Cabot Microelectronics Corporation  62

 Electronic MaterialsEstimated average annual growth rate of 5% to 7%, which is expected to be 1% to 2% growth above industry*  Performance MaterialsEstimated average annual growth rate of 8% to 10%   LONG-TERM GROWTH ESTIMATES  TOTAL REVENUEEstimated average annual growth rate of 6% to 8%*  *Based on current estimated semiconductor industry growth outlook   ©2019 Cabot Microelectronics Corporation  63

 6% to 8%Average Annual Revenue Growth*  35%EBITDA Margin by FY24  >$1.5BCumulative Free Cash Flow Generation by FY24  FY20–FY24 LONG TERM ESTIMATES  *Based on current estimated semiconductor industry growth outlook   ©2019 Cabot Microelectronics Corporation  64

FIVE–YEAR
ILLUSTRATIVE MODEL

	FY18 PRO FORMA	FY20-FY24
Electronic Materials Revenue	$866M	5%-7% CAGR*
Performance Materials Revenue	$198M	8%-10% CAGR
Total Revenue	$1,064M	6%-8% CAGR*
Adjusted Pro Forma EBITDA	$311M	~35% of Revenue

FY24

Total Revenue	~$1.4B-$1.5B
EBITDA	~$480M-$520M

Note: LTM Pro Forma is through FY19 Q2
**Based on current estimated semiconductor industry growth outlook*

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©2019 Cabot Microelectronics Corporation

Cabot Microelectronics

Quality and innovation leader serving virtually all semiconductor manufacturers in the world  Strong participation in high-growth markets  Demonstrated track record of growth above industry and expanding profitability   Superior financial performance, strong free cash flow generation and focus on creating shareholder value  CABOT MICROELECTRONICS BUILDING STRATEGIC VALUE    FY20-FY24 LONG TERM ESTIMATES 6% TO 8% AVERAGE ANNUAL GROWTH RATE*35% EBITDA MARGIN BY FY24>$1.5B CUMMULATIVE FREE CASH FLOW BY FY24  ©2019 Cabot Microelectronics Corporation  66  Note: LTM Pro Forma is through FY19 Q2*Based on current estimated semiconductor industry growth outlook  Consumables based business focused on electronic materials with industry leading positions